UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2004

INLAND REAL ESTATE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland	0-28382	36-3953261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure

On May 24, 2004, Inland Real Estate Corporation, a Maryland corporation (the “Company”), issued a press release announcing that the New York Stock Exchange (the “NYSE”) has authorized the listing of the Company’s common stock on the NYSE.  The Company anticipates that trading of its common stock on the NYSE will begin on June 9, 2004.  Also on May 24, 2004, the Company issued a press release announcing the appointment of Brett A. Brown as chief financial officer.  Copies of these press releases are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, and are incorporated in their entirety in this Item 5 disclosure by reference.

Item 7.  Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired: N/A

(b)           Pro Forma Financial Information: N/A

(c)           Exhibits:

Exhibit No.	Description

99.1	Press release of Inland Real Estate Corporation, dated May 24, 2004

99.2	Press release of Inland Real Estate Corporation, dated May 24, 2004

Item 9.  Regulation FD Disclosure

On May 24, 2004, the Company commenced the first of several presentations or meetings with potential investors in connection with the listing of the Company’s common stock on the NYSE.  Furnished as Exhibit 99.3 is a copy of the printed materials (the “Materials”) that the Company intends to distribute as part of these presentations or meetings.  These Materials are incorporated herein solely for purposes of this Item 9 disclosure.

The Materials contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company intends that these forward-looking statements be subject to the safe harbors created thereby.  These forward-looking statements are not historical facts, but rather are predictions and generally can be identified by use of statements that include phrases such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “foresee,” “looking ahead,” “is confident,” “should be,” “will,” “predicted,” “likely” or other words or phrases of similar import.  Similarly, statements that describe or contain information related to matters such as the Company’s intent, belief, or expectation with respect to its financial performance, investment strategy and portfolio, cash flows, growth prospects and distribution rates and amounts are forward-looking statements.  These forward-looking statements often reflect a number of assumptions and involve known and unknown risks, uncertainties and other factors that could cause the Company’s actual results to differ materially from those currently anticipated in these forward-looking statements.  In light of these risks and uncertainties, the forward-looking events might or might not occur, which may affect the accuracy of forward-looking statements and cause the actual results of the Company to be materially different from any future results expressed or implied by such forward-looking statements.  Certain factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in the Company’s Securities and Exchange Commission reports, including, but not limited to, the report on Form 10-K for the fiscal year ended December 31, 2003.  The Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

The information in this Item 9 disclosure, including Exhibit 99.3, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section.  In addition, the information in this Item 9 disclosure, including Exhibit 99.3, shall not be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INLAND REAL ESTATE CORPORATION

Date: May 24, 2004	By:	/s/ Mark E. Zalatoris
	Name:	Mark E. Zalatoris
	Title:	Executive Vice President, Chief Operating Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Inland Real Estate Corporation, dated May 24, 2004

99.2	Press release of Inland Real Estate Corporation, dated May 24, 2004

99.3	Presentation Materials of Inland Real Estate Corporation, dated May 2004